UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2021
ETSY, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01 Entry into a Material Definitive Agreement.
Indenture and Notes
On June 11, 2021, Etsy, Inc. (“Etsy”) completed its previously announced private offering of an aggregate of $1.0 billion principal amount of its 0.25% Convertible Senior Notes due 2028 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were issued pursuant to an Indenture, dated June 11, 2021 (the “Indenture”), between Etsy and U.S. Bank National Association, as trustee (the “Trustee”).
The Notes are senior, unsecured obligations of Etsy. The Notes bear interest at a rate of 0.25% per year, payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2021. The Notes will mature on June 15, 2028, unless earlier converted, redeemed or repurchased. The Notes are convertible into cash, shares of Etsy’s common stock or a combination of cash and shares of Etsy’s common stock, at Etsy’s election.
Holders may convert their Notes at their option at any time prior to the close of business on the business day immediately preceding February 15, 2028 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on September 30, 2021 (and only during such calendar quarter), if the last reported sale price of Etsy’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price (as defined in the Indenture) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of Etsy’s common stock and the conversion rate on each such trading day; (3) if Etsy calls such Notes for redemption, at any time prior to the close of business on the second scheduled trading day immediately preceding the redemption date, but only with respect to the Notes called (or deemed called) for redemption; or (4) upon the occurrence of specified corporate events. On or after February 15, 2028 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Notes at any time, regardless of the foregoing circumstances. Upon conversion, Etsy will pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at Etsy’s election.
The conversion rate will initially be 4.0518 shares of Etsy’s common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $246.80 per share of Etsy’s common stock). The initial conversion price of the Notes represents a premium of approximately 45.0% over the last reported sale price of Etsy’s common stock on June 8, 2021. The conversion rate is subject to adjustment under certain circumstances in accordance with the terms of the Indenture. In addition, following certain corporate events that occur prior to the maturity date, or if Etsy delivers a notice of redemption, Etsy will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event or convert its Notes called (or deemed called) for redemption in connection with such notice of redemption, as the case may be, subject to a maximum conversion rate of 5.8750 shares of Etsy’s common stock per $1,000 principal amount of Notes. A maximum of 5,875,000 shares of Etsy’s common stock may be issued upon conversion of the Notes in full, based on this maximum conversion rate, which is subject to customary adjustments set forth in the Indenture.
Etsy may not redeem the Notes prior to June 20, 2025. Subject to a partial redemption limitation set forth in the Indenture, Etsy may redeem for cash all or any portion of the Notes, at its option, on or after June 20, 2025 if the last reported sale price of Etsy’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which Etsy provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which Etsy provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. No sinking fund is provided for the Notes.
If Etsy undergoes a fundamental change (as defined in the Indenture), subject to certain conditions and except as set forth in the Indenture, holders may require Etsy to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.
The Indenture includes customary terms and covenants, including certain events of default. The following events are considered “events of default” with respect to the Notes, which may result in the acceleration of the maturity of the Notes: (1) Etsy defaults in any payment of interest on any Note when due and payable, and the default continues for a period of 30 days; (2) Etsy defaults in the payment of principal of any Note when due and payable at its stated maturity, upon optional redemption, upon any required repurchase, upon declaration of acceleration or otherwise; (3) failure by Etsy to comply with Etsy’s obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right and such failure continues for five (5) business days; (4) failure by Etsy to give a fundamental change notice, notice of a make-whole fundamental change (as defined in the Indenture) or notice of a specified corporate transaction, in each case when due and such failure continues for five (5) business days; (5) failure by Etsy to comply with its obligations under the Indenture with respect to consolidation, merger and sale of Etsy’s assets; (6) failure by Etsy for 60 days after written notice from the Trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of Etsy’s other agreements contained in the Notes or Indenture; (7) Etsy or any of its significant subsidiaries (as defined in the Indenture) defaults with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million (or its foreign currency equivalent) in the aggregate of Etsy and/or any such significant subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal of any such debt when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and, in the cases of clauses (i) and (ii), such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 30 days after written notice to Etsy by the Trustee or to Etsy and the Trustee by holders of at least 25% in aggregate principal amount of Notes then outstanding in accordance with the Indenture; or (8) certain events of bankruptcy, insolvency, or reorganization of Etsy or any of its significant subsidiaries. Generally, if an event of default occurs and is continuing under the Indenture, either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal amount plus any accrued and unpaid interest on the Notes to be immediately due and payable.
The Notes are Etsy’s general unsecured obligations and rank senior in right of payment to all of Etsy’s indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment with all of Etsy’s liabilities that are not so subordinated, including Etsy’s 0% Convertible Senior Notes due 2023, Etsy’s 0.125% Convertible Senior Notes due 2026, and Etsy’s 0.125% Convertible Senior Notes due 2027; effectively junior to any of Etsy’s secured indebtedness (including any amounts outstanding from time to time under that certain credit agreement, dated as of February 25, 2019, among Etsy, Inc., Citibank, N.A. as administrative agent and the other lenders party thereto) to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of Etsy’s subsidiaries.
The net proceeds from the offering were approximately $986.7 million, after deducting the initial purchasers’ discount and estimated offering expenses payable by Etsy. Etsy used a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below. In addition, Etsy used approximately $180.0 million of the net proceeds from the offering to repurchase approximately 1.1 million shares of Etsy’s common stock in privately negotiated transactions effected through Goldman Sachs & Co. LLC or one of its affiliates at a purchase price equal to $170.21 (the last reported sale price per share of Etsy’s common stock on June 8, 2021). Etsy intends to use the remainder of the net proceeds from the offering for general corporate purposes, which may include other repurchases of Etsy’s common stock from time to time under Etsy’s existing stock repurchase program or any future stock repurchase program, working capital, operating expenses and capital expenditures.
A copy of the Indenture and form of Note are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description of the Indenture and Notes does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Capped Call Transactions
On June 8, 2021, concurrently with the pricing of the Notes, Etsy entered into capped call transactions with one of the initial purchasers and other financial institutions (the “Option Counterparties”). Etsy used $85.0 million of the net proceeds from the offering of the Notes to pay the cost of the capped call transactions. The capped call transactions are expected generally to reduce potential dilution to Etsy’s common stock upon any conversion of Notes and/or offset any cash payments Etsy is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap initially equal to $340.42 (which represents a premium of 100% over the last reported sale price of Etsy’s common stock on June 8, 2021). The capped call transactions are separate transactions, entered into by Etsy with the Option Counterparties, and are not part of the terms of the Notes.
A copy of the form of confirmation for the capped call transactions is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the terms of the capped call transaction does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.01 above, which is incorporated by reference herein.
Item 3.02 Unregistered Sale of Equity Securities.
See Item 1.01 above, which is incorporated by reference herein.
The Notes were offered and sold to the initial purchasers in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act and the Notes were resold to qualified institutional buyers as defined in, and in reliance on, Rule 144A of the Securities Act. The offer and sale of the Notes and the common stock issuable upon conversion of the Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 8.01 Other Events.
On June 7, 2021, Etsy issued a press release announcing the launch of the offering of the Notes. On June 9, 2021, Etsy issued a press release announcing the pricing of the offering of the Notes. Copies of the press releases are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements concerning the use of proceeds from the offering of the Notes and the timing or amount of any repurchases of common stock by Etsy. Forward-looking statements include all statements that are not historical facts. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” "enables," “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “will,” or similar expressions and the negatives of those words. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that Etsy expects. These and other risks and uncertainties include market risks, trends and conditions. These and other risks and uncertainties are more fully described in Etsy’s filings with the Securities and Exchange Commission, including in the section titled “Risk Factors” in Etsy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and subsequent reports that Etsy files with the Securities and Exchange Commission. In light of these risks, you should not place undue reliance on such forward-looking statements. Forward-looking statements represent Etsy’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Etsy disclaims any obligation to update forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of June 11, 2021, by and between Etsy, Inc. and U.S. Bank National Association, as Trustee.
4.2	Form of Note, representing Etsy, Inc.’s 0.25% Convertible Senior Notes due 2028 (included as Exhibit A to the Indenture filed as Exhibit 4.1).
99.1	Form of Confirmation for 2021 Capped Call Transactions.
99.2	Press Release issued by Etsy, Inc. on June 7, 2021.
99.3	Press Release issued by Etsy, Inc. on June 9, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Rachel Glaser
Rachel Glaser
Chief Financial Officer
Dated: June 11, 2021